Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: May 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.

Date: June 30, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

PAGE
NUMBER
Debtors Monthly Operating Report as of and for the Month Ended May 31, 2009

Index

Combined Condensed Statements of Income and Comprehensive Income for the month ended May 31, 2009 and Cumulative Post-Petition period ended May 31, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: DIP Facility	9
Note 7: Rejected Contracts and Related Matters	10
Note 8: General and Administrative Expenses and Reorganization Items	10

Schedules:

Schedule I Schedule of Combining Condensed Statement of Income and Comprehensive Income for the Month ended May 31, 2009	12

Schedule II Schedule of Combining Condensed Balance Sheet as of May 31, 2009	13

Schedule III Schedule of Payroll and Payroll Taxes	14

Schedule IV Schedule of Federal, State and Local Taxes	15

Schedule V Schedule of Total Disbursements by Debtor	19

Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	26

Schedule VII Status of Mortgages Payable For Debtors	27

Schedule VIII Retained Professionals Detail	31

Schedule IX Debtors Questionnaire	32

Annex A List of Debtors and Operating Properties	33

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended	Cumulative Post-Petition
	May 31, 2009	Period Ended May 31, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$142,944	$209,761
Tenant recoveries	66,554	97,342
Overage rents	2,032	2,870
Land sales	293	553
Other	6,017	8,572

Total revenues	217,840	319,098

Expenses:
Real estate taxes	21,004	30,770
Repairs and maintenance	14,068	20,567
Marketing	2,085	3,055
Ground and other rents	765	1,168
Other property operating costs	27,628	40,186
Land sales operations	1,068	1,677
Provision for doubtful accounts	866	959
Property management and other costs	8,900	11,368
General and administrative	2,182	3,114
Provisions for impairment	—	19
Depreciation and amortization	53,176	78,424

Total expenses	131,742	191,307

Operating income	86,098	127,791

Interest (expense) income, net	(101,935)	(146,509)

Loss before income taxes, noncontrolling interests, equity in income of Unconsolidated Real Estate Affiliates and reorganization items	(15,837)	(18,718)
Provision for income taxes	(3,645)	(4,444)
Equity in income of Real Estate Affiliates	12,114	12,419
Reorganization items	(15,227)	(19,218)

Net loss	(22,595)	(29,961)
Allocation to noncontrolling interests	(1,269)	(1,438)

Net loss attributable to common stockholders	$(23,864)	$(31,399)

Basic and Diluted Loss Per Share:	$(0.08)	$(0.10)
Dividends declared per share	—	—

Comprehensive Loss, Net:
Net loss	$(23,864)	$(31,399)
Other comprehensive income:
Net unrealized gain (loss) on financial instruments	117	117
Accrued pension adjustment	—	2,406
Foreign currency translation	16,127	25,890
Unrealized losses on available-for-sale securities	87	86

Other comprehensive income	16,331	28,499

Comprehensive income (loss) attributable to common stockholders	$(7,533)	$(2,900)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

May 31, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,039
Buildings and equipment	19,487,199
Less accumulated depreciation	(3,841,271)
Developments in progress	979,153

Net property and equipment	19,571,120
Investment in and loans to/from Unconsolidated Real Estate Affiliates	407,164
Investment property and property held for development and sale	1,100,742
Investment in controlled non-debtor entities	2,371,694

Net investment in real estate	23,450,720
Cash and cash equivalents	342,456
Accounts and notes receivable, net	336,917
Goodwill	230,901
Deferred expenses, net	246,980
Prepaid expenses and other assets	616,425

Total assets	$25,224,399

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000
Deferred tax liabilities	891,849
Accounts payable and accrued expenses	311,234

Liabilities not subject to compromise	1,603,083
Mortgages, notes and loans payable	21,563,936
Accounts payable and accrued expenses	1,171,877

Liabilities subject to compromise	22,735,813

Total liabilities	24,338,896

Redeemable noncontrolling interests:
Preferred	120,756
Common	6,957

Total redeemable noncontrolling interests	127,713

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 312,355,239 shares issued as of May 31, 2009	3,137
Additional paid-in capital	9,580,926
Retained earnings (accumulated deficit)	(8,725,576)
Accumulated other comprehensive loss	(37,838)
Less common stock in treasury, at cost, 1,449,939 shares as of May 31, 2009	(76,752)

Total stockholder’s equity	743,897
Noncontrolling interests in consolidated real estate affiliates	13,893

Total equity	757,790

Total liabilities and equity	$25,224,399

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (the “Commencement Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Bankruptcy Code. On April 23, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors (collectively, the “Debtors”) own and operate approximately 166 regional shopping centers. The Debtors intend to work with their constituencies to emerge from bankruptcy as quickly as possible while executing a plan of reorganization that extends mortgage maturities, reduces corporate debt and overall leverage, and preserves GGP’s integrated, national business operations. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included in this report as Annex A. As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information on either a by Debtor or by Operating Property basis. For information regarding the Chapter 11 Cases preceding the reporting period, please see Note 1 of the April MOR.
On May 14, 2009, the Bankruptcy Court approved the Debtors’ entry into the DIP Facility, as defined and further discussed in Note 6. On May 14, 2009, the Bankruptcy Court also approved, on a final basis, the Debtors’ request to honor certain prepetition obligations to tenants and continue use of the Debtors’ centralized cash management system.
Since approval of the DIP Facility, the Debtors have focused on stabilizing their business and maintaining profitability during the Chapter 11 Cases. To that end, in June 2009, the Debtors filed a variety of motions with the Bankruptcy Court to facilitate their transition into Chapter 11 and to allow for certain ordinary course transactions to continue on a postpetition basis. By these motions, the Debtors requested, among other things: (i) an extension of the Debtors’ deadline to file their Schedules of Assets and Liabilities and Statement of Financial Affairs and Schedules through July 31, 2009; (ii) authorization to conduct certain ordinary course sales without further notice or order from the Bankruptcy Court; (iii) authorization to retain their ordinary course (non-restructuring) professionals during the pendency of the Chapter 11 Cases; (iv) authorization to establish procedures for the settlement of certain prepetition mechanics’ lien claims; and (v) authorization to establish certain procedures with respect to, and be granted limited authority to settle, personal injury claims, tenant rent collection matters, and certain de minimis customer accommodations. A hearing on these ordinary course motions occurred on June 26, 2009 and, subject to settlement of certain objections, the Bankruptcy Court approved the requested relief and orders on such motions have either been entered or will be entered in due course.
Certain parties have filed motions to dismiss certain of the Debtors from the Chapter 11 Cases on the grounds that, among other things, their bankruptcy filings were not proper. The Debtors, by and through their counsel, are contesting these motions. The hearings on these motions concluded on June 24, 2009, and the Bankruptcy Court is expected to rule on such motions following the submission of final briefs by the parties.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the April 16 Debtors and the April 22 Debtors are presented from the respective commencements dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not consistent with any of our financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code”, as amended (“SOP 90-7”). Accordingly, our combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should we be unable to continue as a going concern. However, in accordance with SOP 90-7, all prepetition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to prepetition LSTC has been reported only to the extent that it is estimated to be paid during the pendency of the Chapter 11 Cases, is permitted by the Bankruptcy Court, or is expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid, such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 8).
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing, unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statement of position of the Debtors in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items have not been prepared for the purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon the Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009 (the “2009 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash, Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This inter-company account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the operating properties subject to liens since the Commencement Date.
On May 31, 2009, the aggregate cumulative postpetition inter-company amounts due (to) from GGPLP were $91.0 million. In addition, as of May 31, 2009, the aggregate amount held in the combined GGPLP cash account upon which the first-lien holders have such lien rights was approximately $254.5 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of the Debtors’ prepaid expenses and other assets:

	May 31, 2009
	(In thousands)
Below-market ground leases	$184,378
Receivables — finance leases and bonds	79,374
Security and escrow deposits	88,435
Real estate tax stabilization agreement	73,896
Prepaid expenses	58,214
Special Improvement District receivable	50,236
Above-market tenant leases	29,593
Deferred tax	20,076
Other	32,223

Total prepaid expenses and other assets	$616,425	*

*	Excludes certain reclassifications, eliminations and accruals that are only recorded on a quarterly basis.
The components of the Debtors’ combined security and escrow deposits are summarized as follows:

May 31, 2009
(In thousands)
Debt Service Escrows	$1,875
Real Estate Tax Escrows	19,816
Construction/major maintenance reserves	7,995
Utility and other security deposits	29,451
Collateralized letters of credit and other credit support	1,906
Operating funds — cash traps	19,495
Other	7,897

Total security and escrow deposits	$88,435

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of the Debtors’ accounts payable and accrued expenses. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at May 31, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule IX).

	May 31, 2009
	(In thousands)
Accounts payable and accrued expenses	$237,878
Construction payable	177,790
Additional purchase price for The Palazzo	56,013
FIN 48 liability	131,449
Accrued interest	210,236
Accrued real estate taxes	79,592
Below-market tenant leases	65,901
Deferred gains/income	66,928
Hughes participation payable	72,167
Accrued payroll and other employee liabilities	54,386
Unapplied cash receipts	30,392
Derivative financial instruments	14,581
Tenant and other deposits	18,389
FIN 47 liability	20,189
Accounts payable to affiliates	160,376
Above-market ground leases	13,702
Insurance reserve	17,597
Capital lease obligations	8,140
Nouvelle at Natick deferred revenue	13,866
Other	33,539

Total accounts payable and accrued expenses	1,483,111
Less: liabilities not subject to compromise	(311,234)

Total liabilities subject to compromise	$1,171,877	*

*	Excludes certain reclassifications, eliminations and accruals that are only recorded on a quarterly basis.
The following table summarizes the amounts of LSTC at May 31, 2009:

(In thousands)
Accounts payable and accrued expenses	$1,171,877
Mortgages and secured notes	14,943,587
Unsecured notes	6,620,349

Total liabilities subject to compromise	$22,735,813

NOTE 6 DIP Facility
On May 14, 2009, the Bankruptcy Court issued an order authorizing certain Debtors to enter into a Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, UBS AG, Stamford Branch, as agent (the “DIP Agent”), and the lenders party thereto (the “DIP Facility”).
The DIP Facility, which closed on May 15, 2009, provides for an aggregate commitment of $400 million (the “DIP Term Loan”), a portion of which was used to refinance $225 million of prepetition secured indebtedness and the remainder of which will provide additional liquidity to the Debtors during the pendency of the Chapter 11 Cases. The DIP Facility provides that principal outstanding

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
on the proposed DIP Term Loan will bear interest at an annual rate equal to LIBOR (subject to a minimum LIBOR floor of 1.5%) plus 12%.
Subject to certain conditions precedent, the Company will have the right to elect to repay all or a portion of the outstanding principal amount of the DIP Term Loan, plus accrued and unpaid interest thereon and all exit fees at maturity, by issuing (i) common stock of the Company to the lenders (the “Equity Conversion”) or (ii) debt to the lenders, which would be issued for a three-year term, prepayable at any time without penalty or premium, and otherwise on terms substantially similar to those of the DIP Term Loan. Any Equity Conversion will be limited to the lenders’ receipt of Company common stock equaling no more than (i) 8.0% of the Company common stock distributed in connection with the Debtors’ plan of reorganization, as confirmed by the Bankruptcy Court (the “Plan of Reorganization”) on a fully-diluted basis, or (ii) 9.9% of the Company common stock actually distributed in connection with the Plan of Reorganization on its effective date, without giving effect to common stock held back for the payment of contingencies. The DIP Credit Agreement contains customary covenants, representations and warranties, and events of default, including obligations to periodically provide certain operating information concerning the Debtors directly to the DIP Agent.
NOTE 7 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are party to numerous executory contracts. Under Chapter 11, the Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are reviewing the potential rejection of certain of their contracts, none have been rejected as of this time. Claims may result if an executory contract is rejected.
NOTE 8 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month ended	Petition Period Ended
General and Administrative Expenses	May 31, 2009	May 31, 2009
	(In thousands)
Insider compensation	$1,252	$1,878
Professional fees*	240	292
Public Company expense	301	410
Travel and entertainment	9	9
Fees, insurance and other	380	525

Total general and administrative	$2,182	$3,114

*	Routine operating professional fees only; professional fees related to bankruptcy are reported separately as a reorganization item.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reorganization items represent the direct and incremental costs of operating subject to the provisions of Chapter 11, such as professional fees, prepetition liability claim adjustments related to terminated contracts that are probable and can be estimated, and charges related to expected allowed claims. The table below lists the significant items recognized by their category (in thousands):

		Cumulative Post-
	Month ended	Petition Period Ended
Reorganization Items income (expense)	May 31, 2009	May 31, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$—	$—
Interest income (2)	(214)	(246)
U.S. Trustee fees (3)	561	739
Restructuring costs (4)	11,463	15,308
Debtor In Possession deferred financing costs	3,417	3,417

Total reorganization items	$15,227	$19,218

(1)	This charge primarily includes repudiation, rejection or termination of contracts or guarantee of obligations.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 cases.

(3)	Estimate of fees due for applicable reporting period remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINING CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended May 31, 2009
			Consolidated
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$143,461	$(517)	$142,944
Tenant recoveries	66,555	(1)	66,554
Overage rents	2,032	—	2,032
Land sales	293	—	293
Other	6,162	(145)	6,017

Total revenues	218,503	(663)	217,840

Expenses:
Real estate taxes	21,004	—	21,004
Repairs and maintenance	14,068	—	14,068
Marketing	2,085	—	2,085
Ground and other rents	946	(181)	765
Other property operating costs	27,664	(36)	27,628
Land sales operations	1,068	—	1,068
Provision for doubtful accounts	866	—	866
Property management and other costs	9,338	(438)	8,900
General and administrative	2,190	(8)	2,182
Provisions for impairment	—	—	—
Depreciation and amortization	53,181	(5)	53,176

Total expenses	132,410	(668)	131,742

Operating income	86,093	5	86,098

Interest (expense) income, net	(102,133)	198	(101,935)

Net (loss) income before income taxes, noncontrolling interests, equity in income of Unconsolidated Real Estate Affiliates and reorganization items	(16,040)	203	(15,837)
Provision for income taxes	(3,645)	—	(3,645)
Equity in income of Real Estate Affiliates	12,114	—	12,114
Reorganization items	(15,227)	—	(15,227)

Net (loss) income	(22,798)	203	(22,595)
Allocation to noncontrolling interests	(1,010)	(259)	(1,269)

Net (loss) income attributable to common stockholders	$(23,808)	$(56)	$(23,864)

Basic and Diluted Earnings Per Share:	$(0.08)	$(0.00)	$(0.08)
Dividends declared per share	—	—	—

Comprehensive Income, Net:
Net (loss) income	$(23,808)	$(56)	$(23,864)
Other comprehensive income:
Net unrealized losses on financial instruments	117	—	117
Accrued pension adjustment	—	—	—
Foreign currency translation	16,127	—	16,127
Unrealized losses on available-for-sale securities	87	—	87

Other comprehensive income (loss)	16,331	—	16,331

Comprehensive income (loss) attributable to common stockholders	$(7,477)	$(56)	$(7,533)

The accompanying notes are an integral part of these combined financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINING CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended May 31, 2009
			Consolidated
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,946,039	$—	$2,946,039
Buildings and equipment	19,489,472	(2,273)	19,487,199
Less accumulated depreciation	(3,841,361)	90	(3,841,271)
Developments in progress	979,400	(247)	979,153

Net property and equipment	19,573,550	(2,430)	19,571,120
Investment in and loans to/from Unconsolidated Real Estate Affiliates	627,281	(220,117)	407,164
Investment property and property held for development and sale	1,100,742	—	1,100,742
Investment in controlled non-debtor entities	16,640,754	(14,269,060)	2,371,694

Net investment in real estate	37,942,327	(14,491,607)	23,450,720
Cash and cash equivalents	342,456	—	342,456
Accounts and notes receivable, net	337,875	(958)	336,917
Goodwill	230,901	—	230,901
Deferred expenses, net	246,980	—	246,980
Prepaid expenses and other assets	634,725	(18,300)	616,425

Total assets	$39,735,264	$(14,510,865)	$25,224,399

Liabilities and Equity:
Mortgages, notes and loans payable	$443,342	$(43,342)	$400,000
Deferred tax liabilities	891,849	—	891,849
Accounts payable and accrued expenses	314,719	(3,485)	311,234

Total liabilities not subject to compromise	1,649,910	(46,827)	1,603,083
Mortgages, notes and loans payable	21,997,157	(433,221)	21,563,936
Accounts payable and accrued expenses	1,187,650	(15,773)	1,171,877

Liabilities subject to compromise	23,184,807	(448,994)	22,735,813

Total liabilities	24,834,717	(495,821)	24,338,896

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,255	(16,298)	6,957

Total redeemable noncontrolling interests	144,011	(16,298)	127,713

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 312,355,239 shares issued as of May 31, 2009	3,137	—	3,137
Additional paid-in capital	9,575,926	5,000	9,580,926
Retained earnings (accumulated deficit)	5,278,170	(14,003,746)	(8,725,576)
Accumulated other comprehensive loss	(37,838)	—	(37,838)
Less common stock in treasury, at cost, 1,449,939 shares as of May 31, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,742,643	(13,998,746)	743,897
Noncontrolling interests in consolidated real estate affiliates	13,893	—	13,893

Total equity	14,756,536	(13,998,746)	757,790

Total liabilities and equity	$39,735,264	$(14,510,865)	$25,224,399

The accompanying notes are an integral part of these combined financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended May 31, 2009

	Employee Payroll	Employer Payroll
Gross Wage Expense	Taxes Withheld(a)	Taxes Remitted(b)
	(In thousands)
$ 14,590	$3,214	$969

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on May 22, 2009.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts paid
	Amount accrued	Month Ended
	May 31, 2009	May 31, 2009
	(In thousands)
Federal and state income taxes	$9,322	$—

State and local taxes:
Property *	79,592	3,134
Sales and use	1,391	1,318
Franchise	2,023	—
Other	47	—

Total state and local taxes	83,053	4,452

Total taxes	$92,375	$4,452

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2009	May 31, 2009
	(In thousands)
4848 OUTPARCEL	$20	$23
ALA MOANA CENTER	3,364	—
ALAMEDA PLAZA	164	—
ANIMAS VALLEY MALL	98	—
ARIZONA CENTER	71	—
ARIZONA CENTER ARIZONA CENTER ONE	245	—
ARIZONA CENTER ARIZONA CENTER TWO	243	—
ARIZONA CENTER CINEMA	13	—
ARIZONA CENTER GARDEN OFFICE	18	—
ARIZONA CENTER OFFICE	34	—
ARIZONA CENTER PARKING	64	—
AUGUSTA MALL	288	—
AUGUSTA MALL ANCHOR ACQ	135	—
AUSTIN BLUFFS PLAZA	21	27
BASKIN ROBBINS	6	—
BEACHWOOD PLACE	3,303	—
BELLIS FAIR	22	200
BIRCHWOOD MALL	309	—
BOISE TOWN SQUARE ANCHOR ACQ	77	—
BOISE TOWNE PLAZA	222	—
BOISE TOWNE SQUARE	1,880	—
CACHE VALLEY MALL	119	—
CACHE VALLEY MARKETPLACE	47	—
CAPITAL MALL	130	—
CENTURY PLAZA	65	—
CHAPEL HILLS MALL	520	595
CHICO MALL	474	—
COLLIN CREEK	740	—
COLONY SQUARE MALL	345	—
COLUMBIA MALL	230	—
COLUMBIANA CENTER	619	—
CORONADO MALL	306	—
COTTONWOOD MALL	132	—
COTTONWOOD SQUARE	18	—
COUNTRY HILL PLAZA	56	—
DEERBROOK MALL	718	—
DEERBROOK MALL ANCHOR ACQ	45	—
EAGLE RIDGE MALL	224	—
EASTRIDGE MALL (CA)	421	—
EASTRIDGE MALL (WY)	110	—
FASHION PLACE	485	—
FASHION SHOW	479	—
FOOTHILLS MALL	387	—
FORT UNION	27	—
FOUR SEASONS TOWN CENTRE MALL	718	—
FOX RIVER MALL	1,313	—
GATEWAY CROSSING SHOPPING CTR	80	—
GGPLP-SHARED	1,194	—
GLENBROOK SQUARE	6,163	—
GLENBROOK SQUARE ANCHOR ACQ	168	—
GRAND TETON MALL	712	—
GRAND TETON PLAZA	161	—
GRAND TRAVERSE MALL	256	—
GREENWOOD MALL	201	—
HULEN MALL	836	—
JORDAN CREEK TOWN CENTER	3,975	—
LAKEVIEW SQUARE	353	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2009	May 31, 2009
	(In thousands)
LANDMARK MALL	482	—
LANSING MALL	512	—
LINCOLNSHIRE COMMONS	370	—
LYNNHAVEN MALL	20	—
MALL AT SIERRA VISTA	196	—
MALL OF LOUISIANA	1,535	—
MALL OF LOUSIANA POWER CENTER	102	—
MALL OF THE BLUFFS	1,987	—
MALL ST. MATHEWS	332	—
MALL ST. VINCENT	260	—
MARKET PLACE SHOPPING CENTER	1,516	819
MAYFAIR BANK TOWER	128	—
MAYFAIR MALL	1,850	—
MAYFAIR NORTH TOWER	131	—
MAYFAIR PROFESSIONAL	51	—
MAYFAIR-AURORA HEALTH CENTER	122	—
MORENO VALLEY MALL	52	—
NATICK-NOUVELLE AT NATICK	(138)	—
NEWGATE MALL	300	—
NEWPARK MALL	75	—
NEWPARK MALL ANCHOR ACQ	65	—
NORTH PLAINS MALL	25	—
NORTH POINT MALL	1,031	—
NORTH STAR MALL	3,241	—
NORTH STAR MALL ANCHOR ACQ	368	—
NORTH TOWN MALL	9	—
NORTHGATE MALL	270	—
NORTHRIDGE FASHION CENTER	14	—
OAKWOOD CENTER	192	—
OAKWOOD MALL	1,066	—
OREM PLAZA CENTER STREET	30	—
OREM PLAZA STATE STREET	14	—
OVIEDO MARKETPLACE	371	—
OXMOOR MALL	311	—
PARK CITY CENTER	3	—
PARK PLACE	558	538
PARK WEST	418	—
PEACHTREE MALL	600	—
PECANLAND MALL	265	—
PECANLAND MALL ANCHOR ACQ	21	—
PIERRE BOSSIER MALL	98	—
PINE RIDGE MALL	408	—
PLAZA 9400	53	—
PROVO PLAZA	16	—
RED CLIFFS MALL	129	—
RED CLIFFS PLAZA	25	—
REDLANDS PROMENADE	4	—
REGENCY SQUARE MALL	662	—
RIO WEST MALL	108	124
RIVER FALLS	1,170	—
RIVER HILLS MALL	1,438	786
RIVER POINTE PLAZA	45	—
RIVERLANDS SHOPPING CENTER	24	—
RIVERSIDE PLAZA	61	—
RIVERTOWN CROSSINGS	1,261	—
SAINT LOUIS GALLERIA	1,670	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	May 31, 2009	May 31, 2009
	(In thousands)
SIKES SENTER	526	—
SILVER LAKE MALL	219	—
SOONER MALL	166	—
SOUTH STREET MARKETPLACE THEAT	157	—
SOUTHLAKE MALL	437	—
SOUTHWEST OFF CTR I	151	—
SOUTHWEST OFF CTR II	56	—
SOUTHWEST PLAZA	2,273	—
SPRING HILL MALL	2,058	—
ST LOUIS GALLERIA ANCH ACQ	81	—
THE BRIDGES AT MINT HILL	8	—
THE COMMONS AT FOOTHILLS MALL	13	—
THE CROSSROADS (MI)	526	—
THE GALLERY AT HARBORPLACE-GARAGE	840	—
THE MAINE MALL	8	—
THE PINES	158	—
THE PLAZA AT FOOTHILLS MALL	32	—
THE SHOPPES AT THE PALAZZO	2,782	—
THE SHOPS AT FALLEN TIMBERS	1,626	—
THE SHOPS AT FOOTHILLS MALL	51	—
THE SHOPS AT SUMMERLIN CENTRE	346	—
THE WOODLANDS MALL	696	—
THE WOODLANDS MALL ANCHOR ACQ	40	—
TOWN EAST MALL	1,631	—
TUCSON ANCHOR ACQ	25	—
TUCSON ENTERTAINMENT PAVILION	16	—
TUCSON MALL	403	22
TWINS FALLS CROSSINGS	14	—
TYSONS GALLERIA	912	—
UNIVERSITY CROSSING	93	—
VALLEY HILLS MALL	202	—
VICTORIA WARD SHARED OPERATION	(17)	—
VILLAGE AT JORDAN CREEK	1,040	—
VISALIA MALL	4	—
VISTA RIDGE MALL	880	—
WASHINGTON PARK MALL	70	—
WEST VALLEY MALL	292	—
WESTWOOD MALL	105	—
WHITE MOUNTAIN MALL	45	—
WILLOWBROOK MALL (NJ)	1,183	—
WOODLANDS VILLAGE	50	—
YELLOWSTONE SQUARE	43	—

	$79,592	$3,134

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	May 31, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$873
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	—
Lockport L.L.C.	09-11966	11
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	626
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	62
GGP-Grandville L.L.C.	09-11971	737
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	29
La Place Shopping, L.P.	09-11974	3
GGP-Tucson Land L.L.C.	09-11975	24
Tucson Anchor Acquisition, LLC	09-11976	341
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	33,932
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	—
Rouse Company LP, The	09-11983	6,014
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	221
Alameda Mall Associates	09-11986	378
Bay Shore Mall Partners	09-11987	350
Chico Mall, L.P.	09-11988	244
Lansing Mall Limited Partnership	09-11989	226
GGP-Pecanland, L.P.	09-11990	253
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	275
South Shore Partners, L.P.	09-11993	72
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	275
New Orleans Riverwalk Associates	09-11998	94
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	375
White Marsh Mall Associates	09-12001	375
White Marsh Phase II Associates	09-12002	375
Parke West, LLC	09-12003	135
GGP-Newpark L.L.C.	09-12004	378
Elk Grove Town Center, L.P.	09-12005	—
Baltimore Center Associates Limited Partnership	09-12006	1,089
Baltimore Center Garage Limited Partnership	09-12007	3
Century Plaza L.L.C.	09-12008	94
Harbor Place Associates Limited Partnership	09-12009	231
Price Development Company, Limited Partnership	09-12010	15
Rouse-Phoenix Theatre Limited Partnership	09-12011	8
Rouse-Arizona Retail Center Limited Partnership	09-12012	160
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	604
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	May 31, 2009
		(In thousands)
GGP-Mall of Louisiana, L.P.	09-12018	905
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	—
Parkside Limited Partnership	09-12021	—
Park Square Limited Partnership	09-12022	—
Rouse SI Shopping Center, LLC	09-12023	2,055
Augusta Mall, LLC	09-12024	810
Burlington Town Center LLC, The	09-12025	174
Fashion Show Mall LLC	09-12026	4,068
GGP Ala Moana L.L.C.	09-12027	9,643
GGP Jordan Creek L.L.C.	09-12028	858
GGP Village at Jordan Creek L.L.C.	09-12029	1
GGP-Four Seasons L.L.C.	09-12030	545
Lincolnshire Commons, LLC	09-12031	338
Phase II Mall Subsidiary, LLC	09-12032	1,510
St. Cloud Mall L.L.C.	09-12033	1,803
Valley Hills Mall L.L.C.	09-12034	391
GGP Holding, Inc.	09-12035	1,099
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	157
10190 Covington Cross, LLC	09-12041	10
1120/1140 Town Center Drive, LLC	09-12042	20
1160/1180 Town Center Drive, LLC	09-12043	11
1201-1281 Town Center Drive, LLC	09-12044	21
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	—
1451 Center Crossing Drive, LLC	09-12047	—
1551 Hillshire Drive, LLC	09-12048	—
1635 Village Centre Circle, LLC	09-12049	5
1645 Village Center Circle, LLC	09-12050	7
9901-9921 Covington Cross, LLC	09-12051	8
9950-9980 Covington Cross, LLC	09-12052	12
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	905
Arizona Center Parking, LLC	09-12055	42
Augusta Mall Anchor Acquisition, LLC	09-12056	—
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	356
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	122
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,285
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	46
Boise Mall, LLC	09-12071	56
Boise Town Square Anchor Acquisition, LLC	09-12072	—
Boise Towne Plaza L.L.C.	09-12073	43
Boulevard Associates	09-12074	445
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	May 31, 2009
		(In thousands)
Cache Valley, LLC	09-12079	5
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	1,397
Chapel Hills Mall L.L.C.	09-12082	528
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—
Chula Vista Center, LLC	09-12085	73
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	685
Colony Square Mall L.L.C.	09-12088	148
Columbia Mall L.L.C.	09-12089	464
Coronado Center L.L.C.	09-12090	1,164
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	7
Country Hills Plaza, LLC	09-12093	69
Deerbrook Mall, LLC	09-12094	410
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	330
Eastridge Shopping Center L.L.C.	09-12098	1,327
Eden Prairie Anchor Building L.L.C.	09-12099	108
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	2,598
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	441
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	45
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,792
Fashion Place, LLC	09-12109	646
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,027
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	61
Gateway Overlook Business Trust	09-12117	407
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	3,259
GGP Holding Services, Inc.	09-12124	—
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	22
GGP Knollwood Mall, LP	09-12128	534
GGP Natick Residence LLC	09-12129	422
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	2,128
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	889
GGP-Burlington L.L.C.	09-12135	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	May 31, 2009
		(In thousands)
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	33
GGP-Glenbrook L.L.C.	09-12138	764
GGP-Glenbrook Holding L.L.C.	09-12139	—
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,906
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	707
GGP-Newgate Mall, LLC	09-12148	194
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,036
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	356
GGP-Tucson Mall L.L.C.	09-12155	561
GGP-UC L.L.C.	09-12156	229
Grand Canal Shops II, LLC	09-12157	2,047
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—
Ho Retail Properties II Limited Partnership	09-12165	76
Hocker Oxmoor, LLC	09-12166	37
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	3
Howard Hughes Corporation, The	09-12169	1,199
Howard Hughes Properties, Inc.	09-12170	1,293
Howard Hughes Properties, Limited Partnership	09-12171	2
Howard Hughes Properties IV, LLC	09-12172	1
Howard Hughes Properties V, LLC	09-12173	5
HRD Parking, Inc.	09-12174	1
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	814
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	771
Lakeview Square Limited Partnership	09-12183	250
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	30
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,012
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	3
Mall of Louisiana Land Holding, LLC	09-12193	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	May 31, 2009
		(In thousands)
Mall of the Bluffs, LLC	09-12194	38
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	273
Mayfair Mall, LLC	09-12198	1,935
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	624
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—
North Plains Mall, LLC	09-12205	34
North Star Anchor Acquisition, LLC	09-12206	—
North Star Mall, LLC	09-12207	1,361
North Town Mall, LLC	09-12208	589
Northgate Mall L.L.C.	09-12209	271
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	83
Oglethorpe Mall L.L.C.	09-12212	836
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	185
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,319
PDC Community Centers L.L.C.	09-12220	208
PDC-Eastridge Mall L.L.C.	09-12221	885
PDC-Red Cliffs Mall L.L.C.	09-12222	117
Peachtree Mall L.L.C.	09-12223	404
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	193
Pierre Bossier Mall, LLC	09-12226	21
Pine Ridge Mall L.L.C.	09-12227	140
Pioneer Office Limited Partnership	09-12228	25
Pioneer Place Limited Partnership	09-12229	9
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	236
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	2,558
Rio West L.L.C.	09-12238	227
River Falls Mall, LLC	09-12239	13
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	1,239
Rogue Valley Mall L.L.C.	09-12242	31
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	May 31, 2009
		(In thousands)
Rouse Providence LLC	09-12252	1,596
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	—
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	361
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	61
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	848
Saint Louis Galleria L.L.C.	09-12266	1,007
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	1
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	241
Sikes Senter, LLC	09-12270	613
Silver Lake Mall, LLC	09-12271	6
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	340
Southlake Mall L.L.C.	09-12274	575
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	57
Spring Hill Mall L.L.C.	09-12279	1,164
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,425
Summerlin Centre, LLC	09-12284	72
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	202
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	958
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	372
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	6
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,292
U.K.-American Properties, Inc.	09-12298	926
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	1
VCK Business Trust	09-12301	172
Victoria Ward Center L.L.C.	09-12302	33
Victoria Ward Entertainment Center L.L.C.	09-12303	36
Victoria Ward, Limited	09-12304	1,450
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	7
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	26
Visalia Mall, L.P.	09-12309	160

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	May 31, 2009
		(In thousands)
Vista Ridge Mall, LLC	09-12310	813
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	32
Ward Plaza-Warehouse, LLC	09-12313	47
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	—
Westwood Mall, LLC	09-12316	19
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	64
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,220
Woodbridge Center Property, LLC	09-12322	2,728
Woodlands Mall Associates, LLC, The	09-12323	1,311
10000 Covington Cross, LLC	09-12324	2
10 CCC Business Trust	09-12457	1
20 CCC Business Trust	09-12458	—
30 CCC Business Trust	09-12459	32
Capital Mall L.L.C.	09-12462	133
GGP-Columbiana Trust	09-12464	28
GGP-Gateway Mall L.L.C.	09-12467	258
Grand Traverse Mall Partners, LP	09-12469	422
Greenwood Mall L.L.C.	09-12471	285
Kalamazoo Mall L.L.C.	09-12472	277
Lancaster Trust	09-12473	659
Mondawmin Business Trust	09-12474	229
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	—
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$147,372

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	May 31, 2009
	(In thousands)
Current	$(8,894	) *
31 - 60 days	12,655
61 - 90 days	3,325
91 - 120 days	13,461
Over 120 days	41,067

Gross Amount	$61,614

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	May 31, 2009	Month ended May 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,803	51
Ala Moana A1	9/1/2011	5.52%	750,000	3,566
Ala Moana A2	9/1/2011	5.65%	750,000	3,650
Augusta Mall	11/11/2011	5.49%	175,000	800
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	84
Bay City	12/2/2013	5.30%	24,120	110
Bayshore	9/1/2011	7.13%	31,005	190
Beachwood Place	4/7/2011	5.60%	240,164	1,158
Bellis Fair	2/15/2016	7.34%	61,586	377
Boise Towne Plaza	7/9/2010	4.70%	10,921	44
Boise Towne Square	2/10/2011	6.64%	70,738	404
Brass Mill	4/11/2014	4.55%	123,593	484
Burlington	7/1/2010	5.03%	26,000	113
Burlington 2 (b)	7/1/2010	6.30%	5,500	30
Capital	4/1/2011	7.28%	20,291	127
Chapel Hills	10/11/2010	5.04%	115,653	501
Chico Mall	2/11/2009	4.74%	57,203	233
Collin Creek Mall	7/11/2011	6.78%	66,997	391
Columbia Mall (MO)	2/1/2013	6.05%	90,000	469
Coronado	6/7/2010	5.08%	168,798	738
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,526	26
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,526	26
Country Hills	6/1/2016	6.04%	13,526	70
Crossroads Center (MN)	7/30/2010	4.73%	84,306	343
Deerbrook	3/2/2009	3.46%	73,964	220
Eagle Ridge	10/12/2015	5.41%	47,578	222
Eastridge (CA)	9/1/2011	5.79%	170,000	847
Eastridge (WY )	12/5/2011	5.08%	39,162	171
Eden Prairie	4/1/2011	4.67%	79,828	321
Fallbrook	6/3/2013	6.14%	85,000	449
Faneuil Hall	4/1/2013	5.57%	94,122	451
Fashion Place	10/5/2010	5.30%	144,483	660
Four Seasons	12/11/2013	5.60%	100,429	484
Fox River	12/3/2012	5.96%	195,000	1,001
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387	336
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200	19
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100	33
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200	15
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,705	36
Gateway	4/1/2011	7.28%	39,767	249
Gateway Overlook	3/1/2013	5.78%	55,000	274
Glenbrook	7/1/2010	4.91%	177,235	750
Grand Canal Shoppes	1/1/2014	4.78%	393,754	1,621
Grand Traverse	10/1/2012	5.02%	85,302	368
Greenwood	4/1/2011	7.28%	44,647	280
Harborplace	10/5/2012	5.79%	50,000	249
Homart I (b)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	12/7/2011	5.03%	113,021	490
Ivanhoe Capital (b)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2009	4.57%	185,950	731
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	62
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	46
JP Comm Sr. Austin Bluffs	4/1/2014	4.40%	2,288	9
JP Comm Sr. Division Crossing	4/1/2014	4.40%	5,273	20
JP Comm Sr. Fort Union	4/1/2014	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/1/2014	4.40%	2,581	10
JP Comm Sr. Orem Plaza Center St	4/1/2014	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/1/2014	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/1/2014	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/1/2014	4.40%	5,454	21
JP Comm Sr. Woodlands Village	4/1/2014	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	184
Lakeside Mall	12/1/2009	4.28%	180,302	665
Lakeview Square	3/1/2016	5.81%	41,334	207
Lansing I	1/15/2010	9.35%	24,144	188
Lincolnshire Commons	4/1/2013	5.98%	28,000	144

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	May 31, 2009	Month ended May 31 (b)
			(Dollars in thousands)
Lynnhaven	7/6/2010	5.05%	236,988	1,031
Maine	6/11/2010	4.84%	216,295	901
Mall of Louisiana Mezz (b)	4/1/2011	6.40%	62,343	344
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	557
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	277
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	598
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	2/1/2013	6.05%	106,000	552
Moreno Valley	9/11/2013	5.96%	87,402	448
Newgate	10/1/2010	4.84%	40,991	171
Newpark	2/1/2011	7.45%	68,201	438
North Point	3/1/2011	5.48%	215,691	1,018
North Star	1/4/2010	4.43%	232,570	887
Northgate	9/1/2016	5.88%	45,025	228
Northridge Fashion	7/1/2011	7.24%	126,403	763
Oglethorpe	7/2/2012	4.89%	141,375	595
Oviedo	5/7/2012	5.12%	51,819	228
Oxmoor	6/3/2013	6.85%	56,922	336
Park City Note A	10/1/2010	4.74%	120,029	490
Park City Note B	10/1/2010	7.10%	29,206	178
Park Place	1/11/2010	5.15%	176,443	782
Peachtree	6/1/2010	5.08%	89,590	392
Pecanland	3/1/2010	4.28%	57,838	213
Piedmont	9/6/2016	5.98%	33,911	175
Pine Ridge	12/5/2011	5.08%	26,404	116
Pioneer Place Limited Partners Land	4/27/2010	10.00%	693	6
Prince Kuhio	4/1/2014	3.45%	37,826	112
Providence Place 2	3/11/2010	5.03%	258,525	1,083
Providence Place 3 (b)	3/11/2010	5.12%	59,529	254
Providence Place 4 (b)	3/11/2010	5.93%	39,044	193
Providence Place Pilot A1	7/1/2016	7.75%	25,121	162
Providence Place Pilot A2	6/30/2028	7.75%	21,423	138
Red Cliffs	12/5/2011	5.08%	25,095	110
Regency Square	7/1/2010	3.59%	93,790	290
Ridgedale	4/1/2010	4.86%	178,194	746
River Hills	6/3/2013	6.14%	80,000	423
RiverTown Junior Loan (b)	7/1/2011	9.15%	15,788	120
RiverTown Senior Loan	7/1/2011	7.29%	102,111	620
Rogue Valley	12/31/2010	7.85%	26,347	178
Sikes Senter	6/1/2012	5.20%	61,381	275
Sooner Fashion	6/3/2013	6.14%	60,000	317
Southlake	12/5/2017	6.44%	100,000	554
Southland	3/2/2009	3.62%	81,477	254
Southland (RSE)	3/5/2010	4.97%	108,788	466
St. Louis Galleria	7/5/2010	4.86%	237,412	993
Staten Island 1	10/1/2010	5.09%	85,000	367
Staten Island 2	10/1/2010	8.15%	70,616	489
Staten Island 3	10/1/2010	5.61%	125,000	604
Steeplegate	7/31/2009	4.94%	77,889	331
Stonestown Note A	9/1/2011	5.85%	155,600	784
Stonestown Note B	9/1/2011	5.65%	60,000	292
Stonestown Mezz (b)	9/1/2011	5.79%	57,400	286
The Boulevard	7/1/2013	4.27%	107,630	396
The Crossroads (MI)	6/1/2009	7.40%	39,791	254
The Woodlands Note A	6/13/2011	5.91%	185,000	942
The Woodlands Note B	6/13/2011	5.91%	55,000	280
Three Rivers	12/5/2011	5.08%	21,497	94
Town East	12/1/2013	3.46%	105,182	314
Tucson Mall	10/11/2033	4.26%	119,627	439
Tysons Galleria	9/12/2011	5.72%	255,000	1,257
Valley Hills	3/5/2014	4.73%	56,851	231
Valley Plaza	7/11/2012	3.90%	95,268	320
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500	428
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/11/2010	3.78%	41,595	135
Vista Ridge	4/11/2011	6.87%	80,351	460
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294	217
Washington Park	4/1/2014	5.35%	12,099	56
West Valley	4/1/2010	3.43%	56,436	167
White Marsh	9/4/2010	5.62%	187,000	905
Willowbrook Mall	7/1/2011	6.82%	158,587	932
Woodbridge Corporation	6/1/2009	4.24%	207,934	760

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	May 31, 2009	Month ended May 31 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (b)	4/15/2012	3.98%	1,550,000	5,141
Public Indenture — Company Debt (b)	9/17/2012	7.20%	400,000	2,400
Public Indenture — Senior Bond (b)	3/16/2009	3.63%	395,000	1,193
Public Indenture 100 (b)	11/26/2013	5.38%	100,000	448
Public Indenture 350 (b)	11/26/2013	5.38%	350,000	1,568
Public Indenture Senior Note (b)	4/30/2009	8.00%	200,000	1,333
Rouse Senior Notes (b)	5/1/2013	6.75%	800,000	4,500

Fixed Rate Debt			16,529,512	75,732

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.67%	35,054	81
Bank Note — Birchwood Mall	7/11/2013	2.67%	44,308	102
Bank Note — Cache Valley	7/11/2013	2.67%	28,043	64
Bank Note — Colony Square	7/11/2013	2.67%	25,239	58
Bank Note — Columbiana	7/11/2013	2.67%	105,441	242
Bank Note — Fallen Timbers	7/11/2013	2.67%	42,401	97
Bank Note — Foothills	7/11/2013	2.67%	50,758	117
Bank Note — Grand Teton	7/11/2013	2.67%	48,795	112
Bank Note — Mall at Sierra Vista	7/11/2013	2.67%	23,556	54
Bank Note — Mall of the Bluffs	7/11/2013	2.67%	35,951	83
Bank Note — Mayfair	7/11/2013	2.67%	274,932	632
Bank Note — Mondawmin	7/11/2013	2.67%	84,689	195
Bank Note — North Plains	7/11/2013	2.67%	10,656	24
Bank Note — North Town Mall	7/11/2013	2.67%	114,976	264
Bank Note — Oakwood	7/11/2013	2.67%	75,772	174
Bank Note — Owings Mills	7/11/2013	2.67%	53,281	122
Bank Note — Pierre Bossiere	7/11/2013	2.67%	40,382	93
Bank Note — Pioneer Place	7/11/2013	2.67%	156,764	360
Bank Note — Salem Center	7/11/2013	2.67%	41,728	96
Bank Note — Silver Lake Mall	7/11/2013	2.67%	18,228	42
Bank Note — Southwest Plaza	7/11/2013	2.67%	96,187	221
Bank Note — Spring Hill	7/11/2013	2.67%	68,088	156
Bank Note — Westwood Mall	7/11/2013	2.67%	24,117	55
Bank Note — White Mountain	7/11/2013	2.67%	10,656	24
Fashion Show	2/12/2009	2.65%	645,918	1,474
Oakwood Center	2/9/2009	1.88%	95,000	156
Palazzo	2/12/2009	2.65%	249,623	570
ST Secured - 10 Col Corp Center (c)	2/1/2009	14.50%	—	33
ST Secured - 10000 Covington Cross (c)	2/1/2009	14.50%	—	5
ST Secured - 10190 Covington Cross (c)	2/1/2009	14.50%	—	22
ST Secured - 1201/41 Town Center Dr (c)	2/1/2009	14.50%	—	11
ST Secured - 1251/81 Town Center Dr (c)	2/1/2009	14.50%	—	10
ST Secured - 1551 Hillshire Drive (c)	2/1/2009	14.50%	—	18
ST Secured - 1635 Village Center (c)	2/1/2009	14.50%	—	12
ST Secured - 1645 Village Center (c)	2/1/2009	14.50%	—	10
ST Secured - 20 Col Corp Center (c)	2/1/2009	14.50%	—	30
ST Secured - 30 Col Corp Center (c)	2/1/2009	14.50%	—	12
ST Secured - 40 Col Corp Center (c)	2/1/2009	14.50%	—	16
ST Secured - 50 Col Corp Center (c)	2/1/2009	14.50%	—	42
ST Secured - 60 Col Corp Center (c)	2/1/2009	14.50%	—	34
ST Secured - 9950/80 Covington Cross (c)	2/1/2009	14.50%	—	15
ST Secured — Apache Mall (c)	2/1/2009	14.50%	—	359
ST Secured — Arizona Center One (c)	2/1/2009	14.50%	—	126
ST Secured — Arizona Center Parking (c)	2/1/2009	14.50%	—	14
ST Secured — Arizona Center Two (c)	2/1/2009	14.50%	—	125
ST Secured — C.A. Building (c)	2/1/2009	14.50%	—	17
ST Secured — Chula Vista (c)	2/1/2009	14.50%	—	236
ST Secured — Col Convenience Center (c)	2/1/2009	14.50%	—	3
ST Secured — Cross Bus Center #6 (c)	2/1/2009	14.50%	—	10
ST Secured — Cross Bus Center #7 (c)	2/1/2009	14.50%	—	21
ST Secured — Exhibit Bldg (c)	2/1/2009	14.50%	—	2
ST Secured — Louisiana Power Center (c)	2/1/2009	14.50%	—	60
ST Secured — Ridgley Bldg (c)	2/1/2009	14.50%	—	1
ST Secured — Vista Commons (c)	2/1/2009	14.50%	—	53

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance		Interest Expense
Property	Maturity Date	Rate (a)	May 31, 2009		Month ended May 31 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
DIP (d)	5/16/2011	13.50%	400,000		2,550
GGPLP/GGPLPLLC Revolver (b)	2/24/2010	1.67%	590,000		846
GGPLP/GGPLPLLC Senior Term (b)	2/24/2010	1.67%	1,987,500		2,851
TRUPS (b)(e)	4/30/2036	2.54%	206,200		442

Variable Rate Debt			5,684,243		13,654

Total Filing Entity Debt			$22,213,755	(f)	$89,386

(a)	Reflects the variable contract rate as of May 31, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (b).

(c)	The short term secured loan was paid off by the DIP financing in May. The interest expense represents accrued interest through payoff date.

(d)	Loan closed in May, interest accrual reflects period from closing date through May 31, 2009.

(e)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(f)	Excludes liabilities to special improvement districts, senior notes discounts and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
RETAINED PROFESSIONALS DETAIL

Period Expense*
Month ended
Name	May 31, 2009
(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$2,100
AlixPartners, LLP	1,215
FTI Consulting	234
Kirkland & Ellis LLP	1,658
Kurtzman Carson Consultants LLC	1,033
Miller Buckfire & Co LLC	329
Weil, Gotshal & Manges LLP	4,785
Other	109

Total	$11,463

*	Estimated fees and expenses incurred by these professionals during the applicable period, although such fees and expenses remain subject to the review and approval of the Bankruptcy Court. There was no cash paid to these professionals during May 2009.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: May 2009
SCHEDULE IX
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (3)
13	Are any amounts owed to post petition creditors delinquent?		X (4)
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (5)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $7.7 million has been paid by or on behalf of the Debtors with respect to prepetition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries and reimbursements, taxes to government entities and for other ordinary-course professionals.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to non-debtors of $0.2 million

(3)	Included in the amounts reported in (1) above are payments of taxes of $7.6 million.

(4)	As of the Commencement Date, we instituted certain additional significant control procedures governing disbursements by the Debtors. Such procedures were implemented to ensure that no prepetition liabilities would be paid by or on behalf of any Debtor without specific or categorical approval of the Bankruptcy Court and to ensure that disbursements relating to postpetition amounts would be appropriately tracked, controlled and reported. The imposition of such additional procedures and controls had caused a temporary administrative delay in the payment of Debtor obligations, which has been substantially addressed as of June 30, 2009.

(5)	As described in Note 6, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.

Annex A
Debtors

Debtor	Case Number	Date Filed
10000 Covington Cross, LLC	09-12324 (ALG)	April 16, 2009
10000 West Charleston Boulevard LLC	09-12040 (ALG)	April 16, 2009
10190 Covington Cross, LLC	09-12041 (ALG)	April 16, 2009
1120/1140 Town Center Drive, LLC	09-12042 (ALG)	April 16, 2009
1160/1180 Town Center Drive, LLC	09-12043 (ALG)	April 16, 2009
1201-1281 Town Center Drive, LLC	09-12044 (ALG)	April 16, 2009
1251 Center Crossing, LLC	09-12045 (ALG)	April 16, 2009
1450 Center Crossing Drive, LLC	09-12046 (ALG)	April 16, 2009
1451 Center Crossing Drive, LLC	09-12047 (ALG)	April 16, 2009
1551 Hillshire Drive, LLC	09-12048 (ALG)	April 16, 2009
1635 Village Centre Circle, LLC	09-12049 (ALG)	April 16, 2009
1645 Village Center Circle, LLC	09-12050 (ALG)	April 16, 2009
9901-9921 Covington Cross, LLC	09-12051 (ALG)	April 16, 2009
9950-9980 Covington Cross, LLC	09-12052 (ALG)	April 16, 2009
Alameda Mall Associates	09-11986 (ALG)	April 16, 2009
Alameda Mall L.L.C.	09-12053 (ALG)	April 16, 2009
Apache Mall, LLC	09-12054 (ALG)	April 16, 2009
Arizona Center Parking, LLC	09-12055 (ALG)	April 16, 2009
Augusta Mall, LLC	09-12024 (ALG)	April 16, 2009
Augusta Mall Anchor Acquisition, LLC	09-12056- (ALG)	April 16, 2009
Augusta Mall Anchor Holding, LLC	09-12057 (ALG)	April 16, 2009
Augusta Mall Holding, LLC	09-12058 (ALG)	April 16, 2009
Austin Mall Limited Partnership	09-12059 (ALG)	April 16, 2009
Austin Mall, LLC	09-12060 (ALG)	April 16, 2009
Bakersfield Mall, Inc.	09-12061 (ALG)	April 16, 2009
Bakersfield Mall LLC	09- 12062 (ALG)	April 16, 2009
Baltimore Center Associates Limited Partnership	09-12006 (ALG)	April 16, 2009
Baltimore Center Garage Limited Partnership	09-12007 (ALG)	April 16, 2009
Baltimore Center, LLC	09-12063 (ALG)	April 16, 2009
Bay City Mall Associates L.L.C.	09-12064 (ALG)	April 16, 2009
Bay Shore Mall II L.L.C.	09-12065 (ALG)	April 16, 2009
Bay Shore Mall, Inc.	09-12066 (ALG)	April 16, 2009
Bay Shore Mall Partners	09-11987 (ALG)	April 16, 2009
Beachwood Place Holding, LLC	09-12067 (ALG)	April 16, 2009
Beachwood Place Mall, LLC	09-12068 (ALG)	April 16, 2009
Bellis Fair Partners	09-11968 (ALG)	April 16, 2009
Benson Park Business Trust	09-12069 (ALG)	April 16, 2009
Birchwood Mall, LLC	09-12070 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Boise Mall, LLC	09-12071 (ALG)	April 16, 2009
Boise Town Square Anchor Acquisition, LLC	09-12072 (ALG)	April 16, 2009
Boise Towne Plaza L.L.C.	09-12073 (ALG)	April 16, 2009
Boulevard Associates	09-12074 (ALG)	April 16, 2009
Boulevard Mall, Inc.	09-12075 (ALG)	April 16, 2009
Boulevard Mall I LLC	09-12076- (ALG)	April 16, 2009
Boulevard Mall II LLC	09-12077 (ALG)	April 16, 2009
BTS Properties L.L.C.	09-12078- (ALG)	April 16, 2009
The Burlington Town Center LLC	09-12025 (ALG)	April 16, 2009
Cache Valley, LLC	09-12079 (ALG)	April 16, 2009
Caledonian Holding Company, Inc.	09-11981 (ALG)	April 16, 2009
Century Plaza, Inc.	09-12080 (ALG)	April 16, 2009
Century Plaza L.L.C.	09-12008 (ALG)	April 16, 2009
Champaign Market Place L.L.C.	09-12081 (ALG)	April 16, 2009
Chapel Hills Mall L.L.C.	09-12082 (ALG)	April 16, 2009
Chattanooga Mall, Inc.	09-12083 (ALG)	April 16, 2009
Chico Mall L.L.C.	09-12084 (ALG)	April 16, 2009
Chico Mall, L.P.	09-11988 (ALG)	April 16, 2009
Chula Vista Center, LLC	09-12085 (ALG)	April 16, 2009
Collin Creek Anchor Acquisition, LLC	09-12086 (ALG)	April 16, 2009
Collin Creek Mall, LLC	09-12087 (ALG)	April 16, 2009
Colony Square Mall L.L.C.	09-12088 (ALG)	April 16, 2009
Columbia Mall L.L.C.	09-12089 (ALG)	April 16, 2009
Coronado Center L.L.C.	09-12090 (ALG)	April 16, 2009
Coronado Center Holding L.L.C.	09-12091 (ALG)	April 16, 2009
Cottonwood Mall, LLC	09-12092 (ALG)	April 16, 2009
Country Hills Plaza, LLC	09-12093 (ALG)	April 16, 2009
Deerbrook Mall, LLC	09-12094 (ALG)	April 16, 2009
DK Burlington Town Center LLC	09-12095 (ALG)	April 16, 2009
Eagle Ridge Mall, Inc.	09-12096 (ALG)	April 16, 2009
Eagle Ridge Mall, L.P.	09-12097 (ALG)	April 16, 2009
Eastridge Shopping Center L.L.C.	09-12098 (ALG)	April 16, 2009
Eden Prairie Anchor Building L.L.C.	09-12099 (ALG)	April 16, 2009
Eden Prairie Mall, Inc.	09-12100 (ALG)	April 16, 2009
Eden Prairie Mall L.L.C.	09-12101 (ALG)	April 16, 2009
Elk Grove Town Center L.L.C.	09-12102 (ALG)	April 16, 2009
Elk Grove Town Center, L.P.	09-12005 (ALG)	April 16, 2009
ER Land Acquisition L.L.C.	09-12103 (ALG)	April 16, 2009
Fallbrook Square Partners Limited Partnership	09-12104 (ALG)	April 16, 2009
Fallbrook Square Partners L.L.C.	09-12105 (ALG)	April 16, 2009
Fallen Timbers Shops, LLC	09-12106 (ALG)	April 16, 2009
Fallen Timbers Shops II, LLC	09-12107 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Faneuil Hall Marketplace, LLC	09-12108 (ALG)	April 16, 2009
Fashion Place, LLC	09-12109 (ALG)	April 16, 2009
Fashion Place Anchor Acquisition, LLC	09-12110 (ALG)	April 16, 2009
Fashion Show Mall LLC	09-12026 (ALG)	April 16, 2009
Fifty Columbia Corporate Center, LLC	09-12111 (ALG)	April 16, 2009
Forty Columbia Corporate Center, LLC	09-12112 (ALG)	April 16, 2009
Fox River Shopping Center, LLC	09-12113 (ALG)	April 16, 2009
Franklin Park Mall, LLC	09-12114 (ALG)	April 16, 2009
Franklin Park Mall Company, LLC	09-12115 (ALG)	April 16, 2009
Gateway Crossing L.L.C.	09-12116 (ALG)	April 16, 2009
Gateway Overlook Business Trust	09-12117 (ALG)	April 16, 2009
Gateway Overlook II Business Trust	09-12118 (ALG)	April 16, 2009
General Growth Properties, Inc.	09-11977 (ALG)	April 16, 2009
GGP Acquisition, L.L.C.	09-12119 (ALG)	April 16, 2009
GGP Ala Moana L.L.C.	09-12027 (ALG)	April 16, 2009
GGP Ala Moana Holdings L.L.C.	09-12120 (ALG)	April 16, 2009
GGP American Holdings Inc.	09-12121 (ALG)	April 16, 2009
GGP American Properties Inc.	09-11980 (ALG)	April 16, 2009
GGP General II, Inc.	09-12122 (ALG)	April 16, 2009
GGP Holding, Inc.	09-12035- (ALG)	April 16, 2009
GGP Holding II, Inc.	09-12123 (ALG)	April 16, 2009
GGP Holding Services, Inc.	09-12124 (ALG)	April 16, 2009
GGP Ivanhoe II, Inc.	09-12125 (ALG)	April 16, 2009
GGP Ivanhoe IV Services, Inc.	09-12126 (ALG)	April 16, 2009
GGP Jordan Creek L.L.C.	09-12028 (ALG)	April 16, 2009
GGP Kapiolani Development L.L.C.	09-12127 (ALG)	April 16, 2009
GGP Knollwood Mall, LP	09-12128 (ALG)	April 16, 2009
GGP Limited Partnership	09-11978 (ALG)	April 16, 2009
GGP Natick Residence LLC	09-12129 (ALG)	April 16, 2009
GGP Savannah L.L.C.	09-12130 (ALG)	April 16, 2009
GGP Village at Jordan Creek L.L.C.	09-12029 (ALG)	April 16, 2009
GGP/Homart, Inc.	09-12131 (ALG)	April 16, 2009
GGP/Homart Services, Inc.	09-12132 (ALG)	April 16, 2009
GGP-Bay City One, Inc.	09-12133 (ALG)	April 16, 2009
GGP-Brass Mill, Inc.	09-12134 (ALG)	April 16, 2009
GGP-Burlington L.L.C.	09-12135 (ALG)	April 16, 2009
GGP-Canal Shoppes L.L.C.	09-12136 (ALG)	April 16, 2009
GGP-Foothills L.L.C.	09-12137 (ALG)	April 16, 2009
GGP-Four Seasons L.L.C.	09-12030 (ALG)	April 16, 2009
GGP-Glenbrook L.L.C.	09-12138 (ALG)	April 16, 2009
GGP-Glenbrook Holding L.L.C.	09-12139 (ALG)	April 16, 2009
GGP-Grandville L.L.C.	09-11971 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
GGP-Grandville II L.L.C.	09-11972 (ALG)	April 16, 2009
GGP-Grandville Land L.L.C.	09-12140 (ALG)	April 16, 2009
GGP-La Place, Inc.	09-12141 (ALG)	April 16, 2009
GGP-Lakeview Square, Inc.	09-12142 (ALG)	April 16, 2009
GGP-Lansing Mall, Inc.	09-12143 (ALG)	April 16, 2009
GGPLP L.L.C.	09-11982 (ALG)	April 16, 2009
GGP-Maine Mall L.L.C.	09-12144 (ALG)	April 16, 2009
GGP-Maine Mall Holding L.L.C.	09-12145 (ALG)	April 16, 2009
GGP-Maine Mall Land L.L.C.	09-12146 (ALG)	April 16, 2009
GGP-Mall of Louisiana, L.P.	09-12018 (ALG)	April 16, 2009
GGP-Mint Hill L.L.C.	09-11969 (ALG)	April 16, 2009
GGP-Moreno Valley, Inc.	09-12147 (ALG)	April 16, 2009
GGP-Newgate Mall, LLC	09-12148 (ALG)	April 16, 2009
GGP-NewPark, Inc.	09-12149 (ALG)	April 16, 2009
GGP-NewPark L.L.C.	09-12004 (ALG)	April 16, 2009
GGP-North Point, Inc.	09-12150 (ALG)	April 16, 2009
GGP-North Point Land L.L.C.	09-12016 (ALG)	April 16, 2009
GGP-Pecanland, Inc.	09-12151 (ALG)	April 16, 2009
GGP-Pecanland, L.P.	09-11990 (ALG)	April 16, 2009
GGP-Pecanland II, L.P.	09-11991 (ALG)	April 16, 2009
GGP-Redlands Mall L.L.C.	09-12152 (ALG)	April 16, 2009
GGP-Redlands Mall, L.P.	09-11973 (ALG)	April 16, 2009
GGP-South Shore Partners, Inc.	09-12153 (ALG)	April 16, 2009
GGP-Steeplegate, Inc.	09-12154 (ALG)	April 16, 2009
GGP-Tucson Land L.L.C.	09-11975 (ALG)	April 16, 2009
GGP-Tucson Mall L.L.C.	09-12155 (ALG)	April 16, 2009
GGP-UC L.L.C.	09-12156 (ALG)	April 16, 2009
Grand Canal Shops II, LLC	09-12157 (ALG)	April 16, 2009
Grandville Mall, Inc.	09-12159 (ALG)	April 16, 2009
Grandville Mall II, Inc.	09-12158 (ALG)	April 16, 2009
Greengate Mall, Inc.	09-12160 (ALG)	April 16, 2009
Greenwood Mall Land, LLC	09-12161 (ALG)	April 16, 2009
Harbor Place Associates Limited Partnership	09-12009 (ALG)	April 16, 2009
Harborplace Borrower, LLC	09-12162 (ALG)	April 16, 2009
HHP Government Services, Limited Partnership	09-11996 (ALG)	April 16, 2009
Hickory Ridge Village Center, Inc.	09-12163 (ALG)	April 16, 2009
HMF Properties, LLC	09-12164 (ALG)	April 16, 2009
Ho Retail Properties I Limited Partnership	09-11997 (ALG)	April 16, 2009
Ho Retail Properties II Limited Partnership	09-12165 (ALG)	April 16, 2009
Hocker Oxmoor, LLC	09-12166 (ALG)	April 16, 2009
Hocker Oxmoor Partners, LLC	09-12167 (ALG)	April 16, 2009
Howard Hughes Canyon Pointe Q4, LLC	09-12168 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
The Howard Hughes Corporation	09-12169 (ALG)	April 16, 2009
Howard Hughes Properties, Inc.	09-12170 (ALG)	April 16, 2009
Howard Hughes Properties, Limited Partnership	09-12171 (ALG)	April 16, 2009
Howard Hughes Properties IV, LLC	09-12172 (ALG)	April 16, 2009
Howard Hughes Properties V, LLC	09-12173 (ALG)	April 16, 2009
HRD Parking, Inc.	09-12174 (ALG)	April 16, 2009
HRD Remainder, Inc.	09-12175 (ALG)	April 16, 2009
Hulen Mall, LLC	09-12176 (ALG)	April 16, 2009
The Hughes Corporation	09-12177 (ALG)	April 16, 2009
Kapiolani Condominium Development, LLC	09-12178 (ALG)	April 16, 2009
Kapiolani Retail, LLC	09-12179 (ALG)	April 16, 2009
Knollwood Mall, Inc.	09-12180 (ALG)	April 16, 2009
La Place Shopping, L.P.	09-11974 (ALG)	April 16, 2009
Lakeside Mall Holding, LLC	09-12181 (ALG)	April 16, 2009
Lakeside Mall Property, LLC	09-12182 (ALG)	April 16, 2009
Lakeview Square Limited Partnership	09-12183 (ALG)	April 16, 2009
Land Trust No. 89433	09-12184 (ALG)	April 16, 2009
Land Trust No. 89434	09-12185 (ALG)	April 16, 2009
Land Trust No. FHB-TRES 200601	09-12186 (ALG)	April 16, 2009
Land Trust No. FHB-TRES 200602	09-12187 (ALG)	April 16, 2009
Landmark Mall L.L.C.	09-12188 (ALG)	April 16, 2009
Lansing Mall Limited Partnership	09-11989 (ALG)	April 16, 2009
Lincolnshire Commons, LLC	09-12031 (ALG)	April 16, 2009
Lockport L.L.C.	09-11966 (ALG)	April 16, 2009
Lynnhaven Holding L.L.C.	09-12189 (ALG)	April 16, 2009
Lynnhaven Mall L.L.C.	09-12190 (ALG)	April 16, 2009
Majestic Partners-Provo, LLC	09-12017 (ALG)	April 16, 2009
Mall of Louisiana Holding, Inc.	09-12191 (ALG)	April 16, 2009
Mall of Louisiana Land, LP	09-12192 (ALG)	April 16, 2009
Mall of Louisiana Land Holding, LLC	09-12193 (ALG)	April 16, 2009
Mall of the Bluffs, LLC	09-12194 (ALG)	April 16, 2009
Mall St. Matthews Company, LLC	09-12195 (ALG)	April 16, 2009
Mall St. Vincent, Inc.	09-12196 (ALG)	April 16, 2009
Mall St. Vincent, L.P.	09-12197 (ALG)	April 16, 2009
Mayfair Mall, LLC	09-12198 (ALG)	April 16, 2009
MSAB Holdings, Inc.	09-12199 (ALG)	April 16, 2009
MSAB Holdings L.L.C.	09-12200 (ALG)	April 16, 2009
MSM Property L.L.C.	09-12201 (ALG)	April 16, 2009
Natick Retail, LLC	09-12202 (ALG)	April 16, 2009
New Orleans Riverwalk Associates	09-11998 (ALG)	April 16, 2009
New Orleans Riverwalk Limited Partnership	09-11999 (ALG)	April 16, 2009
Newgate Mall Land Acquisition, LLC	09-12203 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Newpark Anchor Acquisition, LLC	09-12019 (ALG)	April 16, 2009
NewPark Mall L.L.C.	09-12204 (ALG)	April 16, 2009
North Plains Mall, LLC	09-12205 (ALG)	April 16, 2009
North Star Anchor Acquisition, LLC	09-12206 (ALG)	April 16, 2009
North Star Mall, LLC	09-12207 (ALG)	April 16, 2009
North Town Mall, LLC	09-12208 (ALG)	April 16, 2009
Northgate Mall L.L.C.	09-12209 (ALG)	April 16, 2009
NSMJV, LLC	09-12210 (ALG)	April 16, 2009
Oakwood Hills Mall, LLC	09-12211 (ALG)	April 16, 2009
Oakwood Shopping Center Limited Partnership	09-11985 (ALG)	April 16, 2009
Oglethorpe Mall L.L.C.	09-12212 (ALG)	April 16, 2009
Oklahoma Mall L.L.C.	09-12213 (ALG)	April 16, 2009
OM Borrower, LLC	09-12214 (ALG)	April 16, 2009
One Willow Company, LLC	09-12215 (ALG)	April 16, 2009
Orem Plaza Center Street, LLC	09-12216 (ALG)	April 16, 2009
Owings Mills Limited Partnership	09-12217 (ALG)	April 16, 2009
Park Mall, Inc.	09-12218 (ALG)	April 16, 2009
Park Mall L.L.C.	09-12219 (ALG)	April 16, 2009
Park Square Limited Partnership	09-12022 (ALG)	April 16, 2009
Parke West, LLC	09-12003 (ALG)	April 16, 2009
Parkside Limited Partnership	09-12021 (ALG)	April 16, 2009
Parkview Office Building Limited Partnership	09-12020 (ALG)	April 16, 2009
PDC Community Centers L.L.C.	09-12220 (ALG)	April 16, 2009
PDC-Eastridge Mall L.L.C.	09-12221 (ALG)	April 16, 2009
PDC-Red Cliffs Mall L.L.C.	09-12222 (ALG)	April 16, 2009
Peachtree Mall L.L.C.	09-12223 (ALG)	April 16, 2009
Pecanland Anchor Acquisition, LLC	09-12224 (ALG)	April 16, 2009
Phase II Mall Subsidiary, LLC	09-12032 (ALG)	April 16, 2009
Piedmont Mall, L.L.C.	09-12225 (ALG)	April 16, 2009
Pierre Bossier Mall, LLC	09-12226 (ALG)	April 16, 2009
Pine Ridge Mall L.L.C.	09-12227 (ALG)	April 16, 2009
Pines Mall Partners	09-11970 (ALG)	April 16, 2009
Pioneer Office Limited Partnership	09-12228 (ALG)	April 16, 2009
Pioneer Place Limited Partnership	09-12229 (ALG)	April 16, 2009
Price Development Company, Limited Partnership	09-12010 (ALG)	April 16, 2009
Price Development TRS, Inc.	09-12230 (ALG)	April 16, 2009
Price Financing Partnership, L.P.	09-11994 (ALG)	April 16, 2009
Price GP L.L.C.	09-11995 (ALG)	April 16, 2009
Price-ASG L.L.C.	09-12231 (ALG)	April 16, 2009
Prince Kuhio Plaza, Inc.	09-12232 (ALG)	April 16, 2009
Providence Place Holdings, LLC	09-12233 (ALG)	April 16, 2009
RASCAP Realty, Ltd.	09-11967 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Redlands Land Acquisition Company L.L.C.	09-12234 (ALG)	April 16, 2009
Redlands Land Acquisition Company LP	09-12235 (ALG)	April 16, 2009
Redlands Land Holding L.L.C.	09-12236 (ALG)	April 16, 2009
Ridgedale Center, LLC	09-12237 (ALG)	April 16, 2009
Rio West L.L.C.	09-12238 (ALG)	April 16, 2009
River Falls Mall, LLC	09-12239 (ALG)	April 16, 2009
River Hills Land, LLC	09-12240 (ALG)	April 16, 2009
River Hills Mall, LLC	09-12241 (ALG)	April 16, 2009
Rogue Valley Mall L.L.C.	09-12242 (ALG)	April 16, 2009
Rogue Valley Mall Holding L.L.C.	09-12243 (ALG)	April 16, 2009
Rouse LLC	09-11979 (ALG)	April 16, 2009
The Rouse Company LP	09-11983 (ALG)	April 16, 2009
The Rouse Company at Owings Mills, LLC	09-12244 (ALG)	April 16, 2009
The Rouse Company BT, LLC	09-12036 (ALG)	April 16, 2009
The Rouse Company of Florida, LLC	09-12245 (ALG)	April 16, 2009
The Rouse Company of Louisiana, LLC	09-12246 (ALG)	April 16, 2009
The Rouse Company of Michigan, LLC	09-12247 (ALG)	April 16, 2009
The Rouse Company of Minnesota, LLC	09-12248 (ALG)	April 16, 2009
The Rouse Company of Ohio, LLC	09-12249 (ALG)	April 16, 2009
The Rouse Company Operating Partnership LP	09-12037 (ALG)	April 16, 2009
Rouse F.S., LLC	09-12250 (ALG)	April 16, 2009
Rouse Office Management of Arizona, LLC	09-12251 (ALG)	April 16, 2009
Rouse Providence LLC	09-12252 (ALG)	April 16, 2009
Rouse Ridgedale, LLC	09-12253 (ALG)	April 16, 2009
Rouse Ridgedale Holding, LLC	09-12254 (ALG)	April 16, 2009
Rouse SI Shopping Center, LLC	09-12023 (ALG)	April 16, 2009
Rouse Southland, LLC	09-12255 (ALG)	April 16, 2009
Rouse-Arizona Center, LLC	09-12256 (ALG)	April 16, 2009
Rouse-Arizona Retail Center Limited Partnership	09-12012 (ALG)	April 16, 2009
Rouse-Fairwood Development Corporation	09-12257 (ALG)	April 16, 2009
Rouse-New Orleans, LLC	09-12258 (ALG)	April 16, 2009
Rouse-Oakwood Shopping Center, LLC	09-12259 (ALG)	April 16, 2009
Rouse-Orlando, LLC	09-12260 (ALG)	April 16, 2009
Rouse-Phoenix Cinema, LLC	09-12261 (ALG)	April 16, 2009
Rouse-Phoenix Corporate Center Limited Partnership	09-12262 (ALG)	April 16, 2009
Rouse-Phoenix Development Company, LLC	09-12263 (ALG)	April 16, 2009
Rouse-Phoenix Master Limited Partnership	09-12013 (ALG)	April 16, 2009
Rouse-Phoenix Theatre Limited Partnership	09-12011 (ALG)	April 16, 2009
Rouse-Portland, LLC	09-12264 (ALG)	April 16, 2009
RS Properties Inc.	09-12265 (ALG)	April 16, 2009
Saint Louis Galleria L.L.C.	09-12266 (ALG)	April 16, 2009
Saint Louis Galleria Anchor Acquisition, LLC	09-12267 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Saint Louis Galleria Holding L.L.C.	09-12268 (ALG)	April 16, 2009
Saint Louis Land L.L.C.	09-12014 (ALG)	April 16, 2009
Seaport Marketplace, LLC	09-11964 (ALG)	April 16, 2009
Seaport Marketplace Theatre, LLC	09-11965 (ALG)	April 16, 2009
Sierra Vista Mall, LLC	09-12269 (ALG)	April 16, 2009
Sikes Senter, LLC	09-12270 (ALG)	April 16, 2009
Silver Lake Mall, LLC	09-12271(ALG)	April 16, 2009
Sixty Columbia Corporate Center, LLC	09-12272 (ALG)	April 16, 2009
Sooner Fashion Mall L.L.C.	09-12273 (ALG)	April 16, 2009
South Shore Partners, L.P.	09-11993 (ALG)	April 16, 2009
South Street Seaport Limited Partnership	09-11963 (ALG)	April 16, 2009
Southlake Mall L.L.C.	09-12274 (ALG)	April 16, 2009
Southland Center, LLC	09-12015 (ALG)	April 16, 2009
Southland Center Holding, LLC	09-12275 (ALG)	April 16, 2009
Southland Mall, Inc.	09-12276 (ALG)	April 16, 2009
Southland Mall, L.P.	09-11992 (ALG)	April 16, 2009
Southwest Denver Land L.L.C.	09-12277 (ALG)	April 16, 2009
Southwest Plaza L.L.C.	09-12278 (ALG)	April 16, 2009
Spring Hill Mall L.L.C.	09-12279 (ALG)	April 16, 2009
St. Cloud Land L.L.C.	09-12280 (ALG)	April 16, 2009
St. Cloud Mall L.L.C.	09-12033 (ALG)	April 16, 2009
St. Cloud Mall Holding L.L.C.	09-12281 (ALG)	April 16, 2009
Stonestown Shopping Center L.L.C.	09-12282 (ALG)	April 16, 2009
Stonestown Shopping Center, L.P.	09-12283 (ALG)	April 16, 2009
Summerlin Centre, LLC	09-12284 (ALG)	April 16, 2009
Summerlin Corporation	09-12285 (ALG)	April 16, 2009
Three Rivers Mall L.L.C.	09-12286 (ALG)	April 16, 2009
Three Willow Company, LLC	09-12287 (ALG)	April 16, 2009
Town East Mall, LLC	09-12288 (ALG)	April 16, 2009
Tracy Mall, Inc.	09-12289 (ALG)	April 16, 2009
Tracy Mall Partners, L.P.	09-12290 (ALG)	April 16, 2009
Tracy Mall Partners I L.L.C.	09-12291 (ALG)	April 16, 2009
Tracy Mall Partners II, L.P.	09-12292 (ALG)	April 16, 2009
TRC Co-Issuer, Inc.	09-11984 (ALG)	April 16, 2009
TRC Willow, LLC	09-12293 (ALG)	April 16, 2009
Tucson Anchor Acquisition, LLC	09-11976 (ALG)	April 16, 2009
TV Investment, LLC	09-12294 (ALG)	April 16, 2009
Two Arizona Center, LLC	09-12295 (ALG)	April 16, 2009
Two Willow Company, LLC	09-12296 (ALG)	April 16, 2009
Tysons Galleria L.L.C.	09-12297 (ALG)	April 16, 2009
U.K.-American Properties, Inc.	09-12298 (ALG)	April 16, 2009
Valley Hills Mall, Inc.	09-12299 (ALG)	April 16, 2009

Debtor	Case Number	Date Filed
Valley Hills Mall L.L.C.	09-12034 (ALG)	April 16, 2009
Valley Plaza Anchor Acquisition, LLC	09-12300 (ALG)	April 16, 2009
VCK Business Trust	09-12301 (ALG)	April 16, 2009
Victoria Ward Center L.L.C.	09-12302 (ALG)	April 16, 2009
Victoria Ward Entertainment Center, L.L.C.	09-12303 (ALG)	April 16, 2009
Victoria Ward, Limited	09-12304 (ALG)	April 16, 2009
Victoria Ward Services, Inc.	09-12305 (ALG)	April 16, 2009
The Village of Cross Keys, LLC	09-12306 (ALG)	April 16, 2009
Visalia Mall L.L.C.	09-12307 (ALG)	April 16, 2009
Visalia Mall, L.P.	09-12309 (ALG)	April 16, 2009
Vista Commons, LLC	09-12308 (ALG)	April 16, 2009
Vista Ridge Mall, LLC	09-12310 (ALG)	April 16, 2009
VW Condominium Development, LLC	09-12311 (ALG)	April 16, 2009
Ward Gateway-Industrial-Village, LLC	09-12312 (ALG)	April 16, 2009
Ward Plaza-Warehouse, LLC	09-12313 (ALG)	April 16, 2009
Weeping Willow RNA, LLC	09-12314 (ALG)	April 16, 2009
West Kendall Holdings, LLC	09-12315 (ALG)	April 16, 2009
Westwood Mall, LLC	09-12316 (ALG)	April 16, 2009
White Marsh General Partnership	09-12000 (ALG)	April 16, 2009
White Marsh Mall Associates	09-12001 (ALG)	April 16, 2009
White Marsh Mall LLC	09-12317 (ALG)	April 16, 2009
White Marsh Phase II Associates	09-12002 (ALG)	April 16, 2009
White Mountain Mall, LLC	09-12318 (ALG)	April 16, 2009
Willow SPE, LLC	09-12319 (ALG)	April 16, 2009
Willowbrook II, LLC	09-12320 (ALG)	April 16, 2009
Willowbrook Mall, LLC	09-12321 (ALG)	April 16, 2009
Woodbridge Center Property, LLC	09-12322 (ALG)	April 16, 2009
The Woodlands Mall Associates, LLC	09-12323 (ALG)	April 16, 2009
10 CCC Business Trust	09-12457 (ALG)	April 22, 2009
20 CCC Business Trust	09-12458 (ALG)	April 22, 2009
30 CCC Business Trust	09-12459 (ALG)	April 22, 2009
Burlington Town Center II LLC	09-12477 (ALG)	April 22, 2009
Capital Mall, Inc.	09-12480 (ALG)	April 22, 2009
Capital Mall L.L.C.	09-12462 (ALG)	April 22, 2009
GGP-Columbiana Trust	09-12464 (ALG)	April 22, 2009
GGP-Gateway Mall, Inc.	09-12481 (ALG)	April 22, 2009
GGP-Gateway Mall L.L.C.	09-12467 (ALG)	April 22, 2009
GGP-Mall of Louisiana, Inc.	09-12478 (ALG)	April 22, 2009
GGP-Mall of Louisiana II, L.P.	09-12482 (ALG)	April 22, 2009
Grand Traverse Mall Holding, Inc.	09-12483 (ALG)	April 22, 2009
Grand Traverse Mall Partners, LP	09-12469 (ALG)	April 22, 2009
Greenwood Mall, Inc.	09-12484 (ALG)	April 22, 2009

Debtor	Case Number	Date Filed
Greenwood Mall L.L.C.	09-12471 (ALG)	April 22, 2009
Kalamazoo Mall, Inc.	09-12485 (ALG)	April 22, 2009
Kalamazoo Mall L.L.C.	09-12472 (ALG)	April 22, 2009
Lancaster Trust	09-12473 (ALG)	April 22, 2009
Mondawmin Business Trust	09-12474 (ALG)	April 22, 2009
PARCIT-IIP Lancaster Venture	09-12486 (ALG)	April 22, 2009
Parcity L.L.C.	09-12487 (ALG)	April 22, 2009
Parcity Trust	09-12488 (ALG)	April 22, 2009
Park City Holding, Inc.	09-12489 (ALG)	April 22, 2009
PC Lancaster L.L.C.	09-12490 (ALG)	April 22, 2009
PC Lancaster Trust	09-12491 (ALG)	April 22, 2009
Running Brook Business Trust	09-12475 (ALG)	April 22, 2009
Stonestown Shopping Center Holding L.L.C.	09-12479 (ALG)	April 22, 2009
Town Center East Business Trust	09-12476 (ALG)	April 22, 2009

Operating Properties
Retail Properties:
Ala Moana Center (Honolulu, Hawaii)
Alameda Plaza (Pocatello, Idaho)
Animas Valley Mall (Farmington, New Mexico)
Apache Mall (Rochester, Minnesota)
Arizona Center (Phoenix, Arizona)
Augusta Mall (Augusta, Georgia)
Austin Bluffs Plaza (Colorado Springs, Colorado)
Bailey Hills Village (Eugene, Oregon)
Baskin Robbins (Idaho Falls, Idaho)
Bay City Mall (Bay City, Michigan)
Bayshore Mall (Eureka, California)
Beachwood Place (Beachwood, Ohio)
Bellis Fair Mall (Bellingham, Washington)
Birchwood Mall (Port Huron, Michigan)
Boise Town Plaza and Square (Boise, Idaho)
Brass Mill Center(Waterbury, Connecticut)
Burlington Town Center (Burlington, Vermont)
Cache Valley & Marketplace (Logan, Utah)
Canyon Point Village Center (Summerlin, Nevada)
Capital Mall (Jefferson City, Missouri)
Century Plaza (Birmingham, Alabama)
Chapel Hills Mall (Colorado Springs, Colorado)
Chico Mall (Chico, California)
Chula Vista Center (Chula Vista, California)
Collin Creek Mall (Plano, Texas)
Colony Square (Zanesville, Ohio)
Columbia Mall (Columbia, Missouri)
Columbiana Centre (Columbia, South Carolina)
Coronado Center (Albuquerque, New Mexico)
Cottonwood Square (Salt Lake City, Utah)
Country Hills Plaza (Ogden, Utah)
Crossroads Center (St. Cloud, Minnesota)
Deerbrook Mall(Humble, Texas)
Division Crossing (Portland, Oregon)
Eagle Ridge Mall (Lake Wales, Florida)
Eastridge Mall (Casper, Wyoming)
Eastridge Shopping Center (San Jose, California)
Eden Prairie Center (Eden Prairie, Minnesota)
Elk Grove Promenade (Elk Grove, California)
Fallbrook Center (West Hills, California)
Faneuil Hall Marketplace (Boston, Massachusetts)
Fashion Place Mall (Murray, Utah)
Fashion Show Mall (Las Vegas, Nevada)
Foothills Mall (Fort Collins, Colorado)
Fort Union (Salt Lake City, Utah)
Four Seasons Town Center (Greensboro, North Carolina)
Fox River Mall & Plaza North (Appleton, Wisconsin)
Fremont Plaza (Las Vegas, Nevada)
Gateway Crossing (Bountiful, Utah)
*Gateway Mall (Springfield, Oregon)
Gateway Overlook (Baltimore, Maryland)
Glenbrook Square (Fort Wayne, Indiana)

Grand Teton Mall & Plaza (Idaho Falls, Idaho)
Grand Traverse Mall (Traverse City, Michigan)
Greenwood Mall (Bowling Green, Kentucky)
Halsey Crossing (Gresham, Oregon)
Harborplace (Baltimore, Maryland)
Hulen Mall (Ft. Worth, Texas)
Jordan Creek (West Des Moines, Iowa)
Knollwood Mall (St. Louis Park, Minnesota)
Lakeside Mall (Sterling Heights, Michigan)
Lakeview Square (Battle Creek, Michigan)
Landmark Mall (Alexandria, Virginia)
Lansing Mall (Lansing, Michigan)
Lincolnshire Commons (Lincolnshire, Illinois)
Lockport Mall (Lockport, New York)
Lynnhaven Mall (Virginia Beach, Virginia)
Mall of Louisiana(Baton Rouge, Louisiana)
Mall of the Bluffs (Council Bluffs, Iowa)
Mall St. Matthews (Louisville, Kentucky)
Mall St. Vincent (Shreveport, Louisiana)
Marketplace Shopping Center (Champaign, Illinois)
Mayfair Mall (Wauwatosa, Wisconsin)
Mondawmin (Baltimore, Maryland)
Moreno Valley Mall (Moreno Valley, California)
Newgate Mall (Ogden, Utah)
Newpark Mall (Newark, California)
North Plains Mall (Clovis, New Mexico)
North Point Mall (Alpharetta, Georgia)
North Star Mall (San Antonio, Texas)
Northgate Mall (Chattanooga, Tennessee)
Northridge Fashion Center (Northridge, California)
Northtown Mall (Spokane, Washington)
Oakwood Mall (Eau Claire, Wisconsin)
Oakwood Shopping Center (Gretna, Louisiana)
Oglethorpe Mall (Savannah, Georgia)
Orem Plaza Center Street (Orem, Utah)
Orem Plaza State Street (Orem, Utah)
Oviedo Marketplace (Oviedo, Florida)
Owings Mills Mall (Owings Mills, Maryland)
Oxmoor Center (Louisville, Kentucky)
Park City Center (Lancaster, Pennsylvania)
Park Place (Tucson, Arizona)
Park West (Peoria, Arizona)
Peachtree Mall (Columbus, Georgia)
Pecanland Mall (Monroe, Louisiana)
Piedmont Mall (Danville, Virginia)
Pierre Bossier (Bossier City, Louisiana)
Pine Ridge Mall (Pocatello, Idaho)
Pioneer Place (Portland, Oregon)
Plaza 800 (Sparks, Nevada)
Plaza 9400 (Sandy, UTA)
Prince Kuhio Plaza (Hilo, Hawaii)
Providence Place (Providence, Rhode Island)
Red Cliffs Mall (St. George, Utah)
Red Cliffs Plaza (St. George, Utah)
Redlands Mall (Redlands, California)
Regency Square Mall (Jacksonville, Florida)

Ridgedale Center (Minnetonka, Minnesota)
Rio West Mall (Gallup, New Mexico)
River Falls Mall (Clarksville, Indiana)
River Hills Mall (Mankato, Minnesota)
River Pointe Plaza (West Jordan, Utah)
Riverlands Shopping Center (La Place, Louisiana)
Riverside Plaza (Provo, Utah)
Rivertown Crossings (Grandville, Michigan)
Riverwalk Markeplace (New Orleans, Louisiana)
Rogue Valley Mall (Medford, Oregon)
Running Brook Convenience Center (Columbia, Maryland)
Saint Louis Galleria (St. Louis, Missouri)
Salem Center (Salem, Oregon)
Sikes Senter Mall (Wichita Falls, Texas)
Silver Lake Mall (Coeur d’Alene, Idaho)
Sooner Mall (Norman, Oklahoma)
Southshore Mall (Aberdeen, Washington)
South Street Seaport (New York, New York)
Southlake Mall (Morrow, Georgia)
Southland Center (Taylor, Michigan)
Southland Mall (Hayward, California)
Southwest Plaza (Littleton, Colorado)
Spring Hill Mall (West Dundee, Illinois)
Staten Island Mall (Staten Island, New York)
Steeplegate Mall (Concord, New Hampshire)
Stonestown Center (San Francisco, California)
The Boulevard Mall (Las Vegas, Nevada)
The Crossroads Mall (Portage, Michigan)
The Gallery at Harborplace (Baltimore, Maryland)
The Grand Canal Shoppes at the Venetian (Las Vegas, Nevada)
The Maine Mall (South Portland, Maine)
The Mall at Sierra Vista (Sierra Vista, Arizona)
The Pines Mall (Pine Bluff, Arkansas)
The Shops at Fallen Timbers (Maumee, Ohio)
The Shoppes at the Palazzo(Las Vegas, Nevada)
The Village at Jordan Creek (West Des Moines, Iowa
The Woodlands Mall (The Woodlands, Texas)
Three Rivers Mall (Kelso, Washington)
Town East Mall (Mesquite, Texas)
Tucson Mall (Tucson, Arizona)
Twin Falls Crossing (Twin Falls, Idaho)
Tysons Galleria (McLean, Virginia)
University Crossing (Orem, Utah)
Valley Hills Mall (Hickory, North Carolina)
Valley Plaza (Bakersfield, California)
Village of Cross Keys (Baltimore, Maryland)
Visalia Mall (Visalia, California)
Vista Commons (Summerlin, Nevada)
Vista Ridge Mall (Lewisville, Texas)
Ward Centers(Honolulu, Hawaii)
Washington Park Mall (Bartlesville, Oklahoma)
West Valley Mall (Tracy, California)
Westwood Mall (Jackson, Michigan)
White Marsh Mall (Baltimore, Maryland)
White Mountain Mall (Rock Springs, Wyoming)
Willowbrook Mall (Wayne, New Jersey)

Woodbridge Center (Woodbridge, New Jersey)
Woodlands Village (Flagstaff, Arizona)
Yellowstone Square & Shop(Idaho Falls, Idaho)
Office Properties:
10 Columbia Corpora Center (Columbia, Maryland)
20 Columbia Corporate Center (Columbia, Maryland)
30 Columbia Corporate Center (Columbia, Maryland)
Canyons Center (Las Vegas, Nevada)
Columbia Association Center (Columbia, Maryland)
Columbia Exhibit Building(Columbia, Maryland)
Columbia Parkside Building (Columbia, Maryland)
Columbia Park Square Building (Columbia, Maryland)
Columbia Park View Building (Columbia, Maryland)
Corporate Pointe North #2(Las Vegas, Nevada)
Corporate Pointe North #3 (Las Vegas, Nevada)
Columbia Ridgely Building #3 (Columbia, Maryland)
Hillshire Property (Las Vegas, Nevada)
Howard Hughes Plaza (Las Vegas, Nevada)
Plaza East (Las Vegas, Nevada)
Plaza West (Las Vegas, Nevada)
The Crossing Business Center (Las Vegas, Nevada)
Master Planned Communities:
Summerlin (Summerlin, Nevada)
Properties Under Development:
Cottonwood Mall (Holladay, Utah)
Kendall Town Center (Miami, Florida)
Nouvelle at Natick (Natick, Massachusetts)
Provo Plaza (Provo, UTA)
Redlands Promenade (Redlands, California)
The Bridges at Mint Hill (Mint Hill, North Carolina)
The Shops at Summerlin Centre (Summerlin, Nevada)